                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Libbey Inc. (the "Company") hereby certifies, to such officer's knowledge, that:


         (i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Dated: March 27, 2002                  /s/ John F. Meier
                                    -----------------------------------
                                            John F. Meier
                                            Chief Executive Officer